UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2006

Halo Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

Halo 2006 Equity Incentive Plan

At the Annual Meeting of Stockholders of Halo Technology Holdings, Inc. (the "Company"), held December 6, 2006, the stockholders of the Company approved the Halo Technology Holdings 2006 Equity Incentive Plan (the "2006 Plan") previously approved by the Board of Directors of the Company. A copy of the 2006 Plan was filed as Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 30, 2006. A copy of the 2006 Plan is also attached to this Report as Exhibit 10.142.

The Compensation Committee of the Board of Directors of the Company will administer the 2006 Plan, including selecting the employees, consultants and directors to be granted Awards under the 2006 Plan and determining the type and size of each Award and the terms and conditions of each Award. The Company’s employees, consultants and directors, or the employees, consultants and directors of the Company’s related companies, may receive Awards under the 2006 Plan. The types of Awards that may be granted under the 2006 Plan are stock options (both incentive and non-qualified), stock appreciation rights, restricted stock, restricted stock units, performance stock, contract stock, bonus stock and dividend equivalent rights. A copy of the form of incentive stock option agreement is attached as Exhibit 10.143 to this Current Report and is incorporated herein by reference. A copy of the form of non-qualified stock option agreement is attached as Exhibit 10.144 to this Current Report and is incorporated herein by reference.

Subject to adjustment for stock splits and similar events, the total number of shares of common stock that can be delivered under the 2006 Plan is 3,000,000 shares. No employee may receive options, stock appreciation rights, shares or dividend equivalent rights for more than 1,500,000 shares during any calendar year. No incentive stock option will be granted under the 2006 Plan after October 26, 2016.

This summary of the 2006 Plan and is qualified in its entirety by reference to the full text of such plan filed as Exhibit 10.142 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.142 Halo Technology Holdings 2006 Equity Incentive Plan

10.143 Form of Incentive Stock Option Agreement under Halo Technology Holdings 2006 Equity Incentive Plan

10.144 Form of Non-Qualified Stock Option Agreement under Halo Technology Holdings 2006 Equity Incentive Plan

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halo Technology Holdings, Inc.

December 12, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

Top of the Form

Exhibit Index

Exhibit No.	Description

10.142	Halo Technology Holdings 2006 Equity Incentive Plan
10.143	Form of Incentive Stock Option Agreement under Halo Technology Holdings 2006 Equity Incentive Plan
10.144	Form of Non-Qualified Stock Option Agreement under Halo Technology Holdings 2006 Equity Incentive Plan